Adirondack
SMALL CAP FUND

December 31, 2007

Dear Fellow Shareholder:

The Adirondack Small Cap Fund's NAV, at the close of the 2007 calendar year, was $11.94, which reflects a capital distribution of $1.01 paid on December 28th. Depending on how you established your account, the proceeds of this distribution were either reinvested in additional shares, credited to your brokerage account or issued to you as a check. The fund finished the year up 0.09%, versus the 1.57% and 9.78% respective declines in the Russell 2000 and Russell 2000 Value Indices. Since inception, the Adirondack Small Cap Fund has delivered returns exceeding both of these indices, with less volatility. The standard deviation of returns for the fund since inception though December 31st was 9.24%, versus 13.51% and 12.99% for the Russell 2000 and the Russell 2000 Value Indices respectively.

December 31, 2007
Performance Summary

	Cumulative Return Since Inception (04/06/05)	Average Annualized Return Since Inception (04/06/05)	1/01/07- 12/31/07	10/01/07- 12/31/07
The Adirondack Small Cap Fund	30.12%	10.10%	.09%	-4.06%
Russell 2000® Index (Core Style)	28.43%	9.58%	-1.57%	-4.58%
Russell 2000® Value Index (Value Style)	21.17%	7.27%	-9.78%	-7.28%
Avg. Small Cap Core Mutual Fund*	Not Available	Not Available	-1.0%	-5.07%

The Fund commenced operation on April 6, 2005. This data reflects past performance. Total return measures aggregate change. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder will pay on distributions or redemptions. Please consider the investment objectives, risks, charges and expenses of The Adirondack Small Cap Fund before investing. For a prospectus containing details on risks, fees and expenses, please call 1-888-686-2729. Read it carefully before you invest. Current performance may be lower or higher than the performance data quoted.

* Source: Lipper Average of 814 Small-Cap Core Funds.

Our friends at Pursuit Capital provided some interesting information about the Russell 2000 Value Index performance during 2007. On average, companies with market capitalizations over $2 billion (11% of the index) returned 6% for the year. Companies with market capitalizations under $500 Million (15% of the index) declined roughly 20%. Those companies falling between the ranges referenced above also experienced negative returns, but to a lesser extent than the smallest companies in the index. We are pleased with our outperformance in such a challenging year given that approximately 50% of the fund's assets were invested in companies in the worst performing size category. With hindsight being 20/20, we could have made some tactical moves to cushion the blow. Nonetheless, buying shares in the smaller companies of the Russell 2000 Index is core to our

philosophy. Smaller companies are less researched and hence often inefficiently priced. In addition, we often have access to management as they are not as busy fielding questions from larger holders or the army of analysts covering the company. Finally, as detailed below, these stocks typically have better growth potential and are still considerably cheaper than the larger members of the index.

Similar to the S&P 500, the Russell 2000 trades for approximately 18-20 times trailing earnings. That's about the middle of its historical valuation range, which by itself is not particularly exciting. Yet now and again, simple averages misrepresent the true picture. When we look at the smaller companies in the index, they trade for about a 40% discount to the largest companies. While trading liquidity might account for part of the gap, we believe that irrational fear explains the lion's share of this discount. We continue to focus on these misunderstood companies paying particular attention to their financial condition and their ability to internally fund future growth.

In April the fund will celebrate its third anniversary and thus be eligible for evaluation by independent rating services like Morningstar and Lipper Investments. We are not exactly sure which style box (Value or Core) the fund will be assigned. The fund's historically low financial stock ownership and above average weighting in technology shares would suggest a core style. Yet our investing philosophy is unmistakably value. If ratings were assigned today we would obviously compare more favorably to value funds than core funds. However, we prefer not to be beholden to a particular style box, instead we would rather focus on stocks offering superior risk/reward, letting the rating services determine the fund's style.

The past six months have been challenging for investors in U.S. equities and particularly for U.S. small cap value investors. The 2007 calendar year should serve as a lesson to all investors that diversification does indeed work. The capital market and credit availability issues experienced in the U.S. had little impact on emerging markets like China, India and Brazil; each of which were up over 50%. In the coming year we look forward to a resolution to the current headwinds, namely the credit crunch and higher commodity prices. Election years historically have been favorable for U.S. equities, so we approach 2008 with guarded optimism.

Once again, thank you for having The Adirondack Small Cap Fund as part of your investment portfolio. Last year was a challenge, however our process has not changed and neither has our commitment to achieving superior long-term results. If you have any questions please do not hesitate to call us at (518) 690-0470 or visit our new Website (www.AdirondackFunds.Com) for more information.

Sincerely,

Matt Reiner, CFA
Portfolio Manager
mreiner@adirondackfunds.com

Greg Roeder, CFA
Portfolio Manager
groeder@adirondackfunds.com